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                                                                    EXHIBIT 10.9

                                 GUARANTY


To:  BLC of Texas-II, L.P.
     c/o Brookdale Living Communities, Inc.
     77 West Wacker Drive
     Suite 4800
     Chicago, Illinois 60601



1. Guaranty of Payment. For value received and in consideration of the acceptance by BLC of Texas-II, L.P., a Delaware limited partnership (the "Seller"), of the Note (defined below) of AH Texas Owner Limited Partnership, an Ohio limited partnership (the "Purchaser"), in partial payment of the purchase price payable by the Purchaser to the Seller pursuant to the Purchase and Sale Agreement, dated as of the date hereof (the "Purchase Agreement"), between the Seller and the Purchaser, AH TEXAS SUBORDINATED, LLC, an Ohio limited liability company (the "Limited Partner"), and AH TEXAS CGP, INC., an Ohio corporation (the "General Partner" and together with the Limited Partner, individually, a "Guarantor" and together, the "Guarantors"), which together own all of the partnership interests in the Purchaser, hereby unconditionally guarantee, jointly and severally, the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (all such obligations being hereinafter collectively called the "Liabilities") of the Purchaser to the Seller, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, and the performance by the Purchaser of its obligations, under or in connection with (i) the Note, dated the date hereof (as amended, restated, extended or replaced from time to time, the "Note"), of the Purchaser payable to the order of the Seller in the amount of $4,016,340.53, (ii) the Purchase Agreement, and (iii) the Development Agreement, dated as of the date hereof (as amended or restated from time to time, the "Development Agreement"), between the Purchaser and the Seller, and the Guarantors further agree to pay all expenses and attorneys' fees paid or incurred by the Seller in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty.
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2.  Non-Recourse Guaranty.  The obligations of the Guarantors hereunder are secured by the Collateral Assignment of Partnership Interests, dated as of the date hereof (the "Collateral Assignment"), by the Guarantors in favor of the Seller, and notwithstanding any provision of this Guaranty to the contrary, the Seller's recourse for the collection of the Liabilities shall be limited solely and exclusively to the collateral covered thereby, and no deficiency judgment shall be brought or entered into against either Guarantor or its officers, directors, members, partners, managers, shareholders, incorporators or agents, and no judgment shall be subject to execution upon, or a lien against any property of, either Guarantor or its officers, directors, members, partners, managers, shareholders, incorporators or agents, other than the collateral covered by the Collateral Assignment.

3. Acceleration of the Time of Payment of Amount Payable Under the Guaranty. The Guarantors agree that, in the event of the dissolution or insolvency of the Purchaser or either Guarantor, or the inability of the Purchaser or either Guarantor to pay debts as they mature, or an assignment by the Purchaser or either Guarantor for the benefit of creditors, or the institution of any proceeding by or against the Purchaser or either Guarantor alleging that the Purchaser or such Guarantor is insolvent or unable to pay debts as they mature, and if such event occurs at a time when any of the Liabilities may not then be due and payable, the Guarantors will pay to the Seller forthwith the full amount which would be payable hereunder by the Guarantors as if all Liabilities of the Purchaser were then due and payable.

4. Continuing Guaranty. This Guaranty is in all respects a continuing, absolute and unconditional Guaranty (subject to the limitations set forth in Section 2 of this Guaranty), and will remain in full force and effect (notwithstanding, without limitation, the dissolution of either Guarantor) until the Note has been paid in full and all obligations of the Purchaser under the Development Agreement have been paid or performed in full, all obligations of the Purchaser under the Purchase Agreement have been paid or performed in full and the Development Agreement has been terminated.

5. Rescission or Return of Payment on Liabilities. The Guarantors further agree that, if at any time all or any part of any payment theretofore applied by the Seller to any of the Liabilities is or must be rescinded or returned by the Seller for

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any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Purchaser), such Liabilities are, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, deemed to have continued in existence, notwithstanding such application by the Seller, and this Guaranty will continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Seller had not been made.

6. Seller Permitted to Take Certain Actions. The Seller may, from time to time (but is not obligated to), whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantors, take any or all of the following actions without in any way affecting the obligations of the Guarantors hereunder: (a) receive a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of either of the Guarantors hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and
(e) resort to the Guarantors for payment of any of the Liabilities, whether or not the Seller (i) has resorted to any property of any other obligor securing any of the Liabilities or (ii) has proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Guarantors).

7. Application of Payments. Any amounts received by the Seller from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Seller may from time to time elect.

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8.  Subrogation.  Until such time as this Guaranty has been discontinued and the
Seller has received payment of the full amount of all Liabilities and of all obligations of the Guarantors hereunder, no payment made by or for the account of the Guarantors pursuant to this Guaranty entitles the Guarantors by subrogation or otherwise to any payment by the Purchaser or from or out of any property of Purchaser, and the Guarantors will not exercise any right or remedy against the Purchaser or any property of the Purchaser by reason of any performance by the Guarantors of this Guaranty.

9.  Waiver of Notice and Other Matters.  The Guarantors hereby expressly waive:
(a) notice of the acceptance by the Seller of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any guaranty of or any security for any of the foregoing.

10. Additional Liabilities of the Purchasers Permitted. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to the Guarantors, and will in no way affect or impair the rights of the Seller and the obligations of the Guarantors under this Guaranty.

11. Assignment of Liabilities. The Seller may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the Guarantors, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities will remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein will, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Seller; provided, however, that, unless the Seller otherwise consents in writing, the Seller has an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Seller, as to those of the Liabilities which the Seller has not assigned or transferred.

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12.  Waiver and Modifications.  No delay on the part of the Seller in the exercise of any right or remedy will operate as a waiver thereof, and no single or partial exercise by the Seller of any right or remedy will preclude other or further exercise thereof or the exercise of any other right or remedy; nor will any modification or waiver of any of the provisions of this Guaranty be binding upon the Seller except as expressly set forth in a writing duly signed and delivered on behalf of the Seller.

13. Obligations Under Guaranty. No action of the Seller permitted hereunder will in any way affect or impair the rights of the Seller and the obligations of the Guarantors under this Guaranty. For the purposes of this Guaranty, Liabilities include all obligations of the Purchaser to the Seller described in
Section 1 of this Guaranty, notwithstanding any right or power of the Purchaser or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense will affect or impair the obligations of the Guarantors hereunder. Subject to the provisions of Section 2 of this Guaranty, the obligations of the Guarantors under this Guaranty are absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantors. The Guarantors hereby acknowledge that there are no conditions to the effectiveness of this Guaranty.

14. Successors. This Guaranty is binding upon the Guarantors, and upon the heirs, legal representative, successors and assigns of the Guarantors; and to the extent that the Purchaser or the Guarantors are either partnerships, corporations or limited liability companies, all references herein to the Purchaser and to the Guarantors, respectively, are deemed to include any successor or successors, whether immediate or remote, to such partnerships, corporations or limited liability companies.

15. Law. This Guaranty has been delivered in Chicago, Illinois, and will be construed in accordance with and governed by the laws of the State of Illinois (without giving effect to principles of conflicts of law).

16. Severability. Wherever possible, each provision of this Guaranty will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision will be

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ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

17. Captions. Section captions used in this Guaranty are for convenience only, and do not affect the construction of this Guaranty.

18. Consent to Jurisdiction. To induce the Seller to accept this Guaranty, the Guarantors irrevocably agree that, subject to the Seller's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF, FROM OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE GUARANTORS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVE PERSONAL SERVICE OF PROCESS UPON THE GUARANTORS, AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE GUARANTORS AT THE ADDRESSES STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

19. Waiver of Jury Trial. THE GUARANTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GUARANTORS AGREE THAT THEY WILL NOT ASSERT ANY CLAIM AGAINST THE SELLER ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

20. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or by telecopier (with answer back acknowledged) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, upon receipt with answer back acknowledged, if delivered by telecopier, three (3) business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

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          If to the
            Limited Partner:            AH Texas Subordinated, LLC
                                        41 South High Street
                                        Suite 1300
                                        Columbus, OH 43215
                                        Attn: David B. Fenkell
                                        Fax: (614) 365-2499

          If to the
            General Partner:            AH Texas CGP, Inc.
                                        41 South High Street
                                        Suite 1300
                                        Columbus, OH 43215
                                        Attn: David B. Fenkell
                                        Fax: (614) 365-2499

          If to the Seller:             BLC Of Texas - II, L.P.
                                        c/o Brookdale Living
                                        Communities, Inc.
                                        77 West Wacker Drive
                                        Suite 4800
                                        Chicago, IL 60601
                                        Attn: Darryl W. Copeland, Jr.
                                        Fax: (312) 977-3699


          with a copy to:               Brookdale Living Communities,
                                          Inc.
                                        77 West Wacker Drive
                                        Suite 4800
                                        Chicago, IL  60601
                                        Attn: Robert J. Rudnik
                                        Fax: (312) 977-3701

                  and to:               Winston & Strawn
                                        35 West Wacker Drive
                                        Chicago, IL 60601
                                        Attn: Wayne D. Boberg
                                        Fax: (312) 558-5700

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     SIGNED AND DELIVERED THIS 30th day of March, 1998.


                                    AH TEXAS SUBORDINATED, LLC



                                    By:  AH Texas Investor, Inc.,
                                         its manager


                                         By: _______________________
                                         Name: _____________________
                                         Title: ____________________



                                    AH TEXAS CGP, INC.


                                    By: ____________________________
                                    Name: __________________________
                                    Title: _________________________


Accepted:

BLC OF TEXAS-II, L.P.



By: Brookdale Living Communities
    of Texas-II, Inc.,
    Managing General Partner


By:___________________________
Name: ________________________
Title: _______________________

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